                            Table of Contents

                                     OVERVIEW
                       LETTER TO SHAREHOLDERS       1
                            ECONOMIC SNAPSHOT       2

                          PERFORMANCE SUMMARY
                            RETURN HIGHLIGHTS       4

                        PORTFOLIO AT A GLANCE
                               CREDIT QUALITY       6
                   SIX-MONTH DIVIDEND HISTORY       6
                             TOP FIVE SECTORS       7
             NET ASSET VALUE AND MARKET PRICE       7
              Q&A WITH YOUR PORTFOLIO MANAGER       8
                            GLOSSARY OF TERMS      11

                               BY THE NUMBERS
                     YOUR TRUST'S INVESTMENTS      12
                         FINANCIAL STATEMENTS      23
                NOTES TO FINANCIAL STATEMENTS      28



    BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      32

Given the market's ups and downs--diversifying has never been more important.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
May 20, 2002

Dear Shareholder,
We seem to be at an economic crossroads--good news about the economy and earnings have been offset by escalating concerns abroad. Given the market's ups and downs, taking steps so your portfolio can be properly diversified has never been more important. So how do you decide what to do next?

Contact your financial advisor.

Your financial advisor can help you review your current asset allocation and determine whether it remains appropriate for your goals, risk tolerance and time horizon. Remember, while no portfolio is immune to volatility, owning a variety of stock and fixed-income investments may help manage your portfolio's overall risk and improve its long-term performance potential. When reviewing your investment selections with your financial advisor, be sure to keep your long-term goals in mind--don't let short-term volatility distract you from your long-term retirement planning and investment goals.

                  Thank you for your continued trust in Van Kampen. We appreciate the opportunity to help you and your loved ones enjoy life's true wealth--family, friends and life's daily pleasures.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

THE ECONOMY
ECONOMIC DATA RELEASED IN APRIL 2002 DEPICTED AN ECONOMY ON THE PATH OF RECOVERY, BUT MANY MARKET OBSERVERS AND ANALYSTS WERE SLOW TO VIEW RECENT DEVELOPMENTS--SUCH AS IMPROVED PRODUCTIVITY AND STRONG GROWTH--POSITIVELY.

UNEMPLOYMENT DATA, RELEASED EARLY IN THE MONTH, REVEALED NEW JOBS HAD BEEN ADDED TO THE ECONOMY--ALBEIT AT A SUBDUED PACE. THE BELEAGUERED MANUFACTURING SECTOR REPORTED FACTORY PRODUCTION LEVELS THAT WERE CONSISTENT WITH RECENT INCREASES. HOUSING STARTS, ALTHOUGH STILL AT HISTORICALLY HIGH LEVELS, RETREATED MORE THAN ANALYSTS HAD ANTICIPATED. AT THE SAME TIME, RETAIL SALES CONTINUED TO DISPLAY SURPRISING STRENGTH.

CONTENT WITH WHAT THEY PERCEIVED TO BE GOOD--BUT NOT-GOOD-ENOUGH--RESULTS, THESE SAME MARKET OBSERVERS AND ANALYSTS SEEMED SURPRISED WHEN FIRST QUARTER GROSS DOMESTIC PRODUCT, THE PRIMARY MEASURE OF ECONOMIC GROWTH, CAME IN AT A STRONGER-THAN-EXPECTED 5.6 PERCENT.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES

(March 31, 2000--March 31, 2002)

[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Mar 00                                                                            4.80
Jun 00                                                                            5.70
Sep 00                                                                            1.30
Dec 00                                                                            1.90
Mar 01                                                                            1.30
Jun 01                                                                            0.30
Sep 01                                                                           -1.30
Dec 01                                                                            1.70
Mar 02                                                                            5.60

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(April 30, 2000--April 30, 2002)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Apr 00                                                                      6.00                               3.10
                                                                            6.50                               3.20
                                                                            6.50                               3.70
Jul 00                                                                      6.50                               3.70
                                                                            6.50                               3.40
                                                                            6.50                               3.50
Oct 00                                                                      6.50                               3.40
                                                                            6.50                               3.40
                                                                            6.50                               3.40
Jan 01                                                                      5.50                               3.70
                                                                            5.50                               3.50
                                                                            5.00                               2.90
Apr 01                                                                      4.50                               3.30
                                                                            4.00                               3.60
                                                                            3.75                               3.20
Jul 01                                                                      3.75                               2.70
                                                                            3.50                               2.70
                                                                            3.00                               2.60
Oct 01                                                                      2.50                               2.10
                                                                            2.00                               1.90
                                                                            1.75                               1.60
Jan 02                                                                      1.75                               1.10
                                                                            1.75                               1.10
                                                                            1.75                               1.50
Apr 02                                                                      1.75                               1.60

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of April 30, 2002)

------------------------------
NYSE Ticker Symbol - VKV
------------------------------

---------------------------------------------------------------------------
Six-month total return(1)                                         5.11%
---------------------------------------------------------------------------
One-year total return(1)                                         16.61%
---------------------------------------------------------------------------
Five-year average annual total return(1)                          8.49%
---------------------------------------------------------------------------
Life-of-Trust average annual total return(1)                      5.81%
---------------------------------------------------------------------------
Commencement date                                              03/26/93
---------------------------------------------------------------------------

Distribution rate as a % of closing common share market
price(2)                                                          6.94%
---------------------------------------------------------------------------
Taxable-equivalent distribution rate as a % of closing
common share market price(3)                                     11.30%
---------------------------------------------------------------------------
Preferred share (Series A) rate(4)                                1.65%
---------------------------------------------------------------------------
Preferred share (Series B) rate(4)                                1.37%
---------------------------------------------------------------------------
Preferred share (Series C) rate(4)                                1.39%
---------------------------------------------------------------------------
Preferred share (Series D) rate(4)                                1.55%
---------------------------------------------------------------------------
Preferred share (Series E) rate(4)                                1.65%
---------------------------------------------------------------------------
Net asset value                                                  $15.16
---------------------------------------------------------------------------
Closing common share market price                                $14.01
---------------------------------------------------------------------------
Six-month high common share market price (02/28/02)              $14.59
---------------------------------------------------------------------------
Six-month low common share market price (12/19/01)               $13.03
---------------------------------------------------------------------------

(1) Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.

(2) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(3) The taxable-equivalent distribution rate is calculated assuming a 38.6% federal income tax rate.

(4) See "Notes to Financial Statements" footnote #4, for more information concerning Preferred Share reset periods.

    A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

    Past performance is no guarantee of future results. Investment return, common share market price and net asset value will fluctuate and Trust shares, when sold, may be worth more or less than their original cost. An investment in the Trust is subject to investment risks, and you could lose money on your investment in the Trust. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

               PORTFOLIO AT A GLANCE

CREDIT QUALITY

(as a percentage of long-term investments)

As of April 30, 2002
- AAA/Aaa............  71.6%   [PIE CHART]
- AA/Aa..............  10.8%
- A/A................   9.6%
- BBB/Baa............   4.7%
- BB/Ba..............   0.6%
- Non-Rated..........   2.7%
As of October 31, 2001
- AAA/Aaa............  69.6%   [PIE CHART]
- AA/Aa..............   8.8%
- A/A................   8.9%
- BBB/Baa............   6.4%
- BB/Ba..............   3.6%
- Non-Rated..........   2.7%

Based upon the credit quality ratings as issued by Standard & Poor's Credit Market Services/Moody's Investor Services, respectively. Subject to change daily.

SIX-MONTH DIVIDEND HISTORY

(for the six months ending April 30, 2002, for common shares)
[BAR GRAPH]

                                                                               DIVIDENDS
                                                                               ---------
11/01                                                                            0.073
12/01                                                                            0.073
1/02                                                                             0.079
2/02                                                                             0.081
3/02                                                                             0.081
4/02                                                                             0.081

The dividend history represents dividends that were paid on the trust and is no guarantee of the trust's future dividends.

TOP FIVE SECTORS

(as a percentage of long-term investments)
[BAR GRAPH]

                                                                       APRIL 30, 2002                    OCTOBER 31, 2001
                                                                       --------------                    ----------------
Retail Electric/Gas/Telephone                                              16.50                              14.70
Health Care                                                                13.30                              14.70
Public Building                                                            12.00                              10.20
Transportation                                                             11.50                               9.50
General Purpose                                                             8.30                               9.40

Subject to change daily.

NET ASSET VALUE AND MARKET PRICE

(based upon quarter-end values--March 1993 through April 2002)
[LINE GRAPH]

                                                                      NET ASSET VALUE                      MARKET PRICE
                                                                      ---------------                      ------------
3/93                                                                      14.9500                            15.0000
                                                                          15.7000                            14.7500
                                                                          16.5800                            15.2500
                                                                          16.2500                            14.5000
3/94                                                                      13.9500                            12.8750
                                                                          13.8400                            12.8750
                                                                          13.5300                            11.5000
                                                                          12.8200                            11.0000
3/95                                                                      14.0700                            12.3750
                                                                          13.7500                            12.3750
                                                                          14.0800                            12.1250
                                                                          14.9600                            12.5000
3/96                                                                      14.2000                            12.2500
                                                                          14.0300                            11.8750
                                                                          14.3500                            12.5000
                                                                          14.6300                            12.1250
3/97                                                                      14.2300                            12.3750
                                                                          14.6700                            13.0625
                                                                          15.1000                            13.7500
                                                                          15.4300                            13.9375
3/98                                                                      15.3600                            14.1250
                                                                          15.3600                            13.9375
                                                                          15.8200                            14.6250
                                                                          15.6000                            14.7500
3/99                                                                      15.4300                            14.3750
                                                                          14.6800                            13.7500
                                                                          14.1700                            12.3750
                                                                          13.6200                            12.0000
3/00                                                                      14.0000                            11.8125
                                                                          13.9900                            11.7500
                                                                          14.2200                            12.5625
                                                                          15.0900                            12.6250
3/01                                                                      15.2400                            13.0100
                                                                          15.0600                            13.0300
                                                                          15.4400                            13.4000
                                                                          14.9700                            13.5800
                                                                          14.8100                            13.7000
4/02                                                                      15.1600                            14.0100

The solid line above represents the trust's net asset value (NAV), which indicates overall changes in value among the trust's underlying securities. The trust's market price is represented by the dashed line, which indicates the price the market is willing to pay for shares of the trust at a given time. Market price is influenced by a range of factors, including supply and demand and market conditions.

                                                                         [PHOTO]

Q&A WITH YOUR PORTFOLIO MANAGER

WE RECENTLY SPOKE WITH THE PORTFOLIO MANAGER FOR VAN KAMPEN VALUE MUNICIPAL INCOME TRUST ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE TRUST'S RETURN DURING THE SIX-MONTH PERIOD ENDING APRIL 30, 2002. TIMOTHY D. HANEY, PORTFOLIO MANAGER, HAS MANAGED THE TRUST SINCE 1995 AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1988. THE FOLLOWING DISCUSSION REFLECTS HIS VIEWS ON THE TRUST'S PERFORMANCE.

Q   WHAT WAS THE MARKET
    ENVIRONMENT OF THE PAST SIX MONTHS, AND HOW DID THE TRUST PERFORM IN THAT ENVIRONMENT?

A   The market over the past six
months has been driven by shifting expectations about the future growth of the economy. As economic indicators wavered between encouraging and disappointing evidence of a sustained recovery, investors responded by driving yields in diverging directions from one month to the next. The result was a decidedly choppy market.

    In November and December of 2001, the first two months of the period, investors appeared to assume an imminent economic recovery. Fears that credit demand and inflation would soon rise in tandem with the economy's improving strength drove yields up across the market.

    Those fears were allayed in the first two months of 2002 as economic indicators began to be more mixed. Investors began to sense that the economy's recovery, and the concurrent upward pressure on interest rates, might not occur as quickly as they had previously anticipated. The resulting market rally sent yields lower in January and February as Wall Street economists pushed back their timetable for future Federal Reserve ("Fed") tightening.

    The next two months saw even sharper reversals of fortune for the municipal bond market. In March, the market posted one of its worst months of the past 20 years in the wake of unexpectedly strong employment and manufacturing numbers. The market then rallied strongly in April as continued volatility in the equity market caused investors to turn to the perceived relative safety of tax-exempt bonds.

    While yields were volatile during the period, we believe the municipal market on the whole remained fairly well balanced between supply and demand. Municipalities continued to take advantage of low interest rates by issuing new bonds, and issuance overall was up 10 percent for the first three months of 2002 compared to the same period one year earlier. Retail investors continued to show strong demand for the asset class as an alternative to volatile equity returns.

    The portfolio continued to offer a competitive level of tax-exempt income. The trust's monthly dividend of $0.081 per share translated to a distribution rate of 6.94 percent based on the trust's closing common share market price on April 30, 2002. Based on these figures, investors would have to earn a distribution rate of 11.30 percent on a taxable investment (for an investor in the 38.6 percent federal income tax bracket) to match the tax-exempt yield provided by the trust.

    For the six months ending April 30, 2002, the trust produced a total return of 5.11 percent based on common share market price. This reflects an increase in common share market price from $13.78 per share on October 31, 2001 to $14.01 per share on April 30, 2002.

    Past performance is no guarantee of future results. As a result of recent market activity, current performance may vary from the figures shown. Investment return share price and net asset value will fluctuate and trust shares, when sold, may be worth more or less than their original cost. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    By comparison, the Lehman Brothers Municipal Bond Index posted a total return of 1.08 percent for the same period. This index is an unmanaged, broad-based statistical composite of municipal bonds. Index returns do not include any sales charges or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower performance. It is not possible to invest directly in an index. For additional performance results, please refer to the chart and footnotes on page 4.

Q   WHAT STRATEGIES DID YOU PURSUE
    IN THIS ENVIRONMENT?

A   Consistent with our long-term
strategy, we remained focused on adjusting the portfolio to try to take advantage of relative value opportunities in the market. Our trading focused on capturing value between various states and sectors, which become more or less attractive over time according to internal dynamics. We also sought to take advantage of issuance of bonds with premium coupons and moderate interest-rate vulnerability. These credits have historically offered the dual advantage of strong income with the interest-rate exposure of an intermediate as opposed to a long, bond. Through careful issue selection, we were able to find several attractive issues that met this profile and added them to the portfolio.

    Within this relative value strategy, we also moved to increase the trust's credit profile. Although it's impossible to know when it might happen, we began to anticipate that the economic recovery would eventually gain traction. Economic strength has historically resulted in higher interest rates, which have in turn put pressure on the prices of lower-rated bonds with higher yields. As a result, we moved to insulate the portfolio from this potential volatility by reducing the portfolio's exposure to lower-rated bonds in the health care and industrial revenue sectors. We put the proceeds from those sales to work in higher-quality bonds. Through careful research and security selection, we identified some attractive bonds in the public building and transportation sectors. These purchases helped to increase the trust's exposure to bonds rated AA or better by 2 percent.

    We also used market fluctuations to selectively reduce the portfolio's exposure to airline paper. The sector has suffered in the wake of the events of September 11, and bonds backed by airline revenues have been among the hardest hit. While some of the trust's holdings have further potential for appreciation, we moved to trim exposure to those bonds that, in our view, seemed unlikely to improve. We believe those sales helped to position the trust more defensively in the event that the sector continues to struggle.

Q   WHAT IS YOUR OUTLOOK FOR THE
    MUNICIPAL MARKET?

A   We will continue to watch the
economy for any acceleration in growth that could cause the Fed to boost rates. With interest rates this low, it may be difficult to keep inflationary fears out of the picture for long. As a result, we expect that there may be increasing pressure on the Fed to act in the coming months, which may drive yields higher, particularly on the short end of the curve.

    For the municipal market, we expect that issuance will remain steady. Rising interest rates could put a damper on refinancing activity, but voters in most areas appear to be amenable to ballot initiatives that result in debt financing. We anticipate that equity market sentiment may continue to be a key driver of investor appetite for municipal bonds. In our opinion, as long as stocks remain volatile, the municipal market is likely to continue to enjoy positive inflows.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

COUPON RATE: The stated rate of interest a bond pays on an annual basis, expressed as a percentage of its face value.

CREDIT RATING: An evaluation of a bond issuer's credit history and capability of repaying debt obligations. Standard & Poor's Ratings Group and Moody's Investors Service are two companies that assign credit ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

DISCOUNT BOND: A bond whose market price is lower than its face value or "par value". Because bonds usually mature at face value, a discount bond has more potential to appreciate in price than a par bond does.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

PREMIUM BOND: A bond whose market price is above its face value, or "par value." Because bonds usually mature at face value, a premium bond has less potential to appreciate in price than a par bond.

SECTOR: A group of securities that are similar with respect to industry, maturity, credit rating, or coupon.

YIELD CURVE: The pattern that results from viewing the yields of U.S. Treasury securities maturing in 1, 5, 10, and 30 years. When grouped together and graphed, a pattern of increasing yield is often reflected as the time to maturity extends. This pattern creates an upward sloping "curve." A "flat" yield curve represents little difference between short- and long-term interest rates, while a "negative" yield curve represents decreasing yields as the time to maturity extends.

                        BY THE NUMBERS

YOUR TRUST'S INVESTMENTS

April 30, 2002 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR TRUST'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                             MARKET
(000)        DESCRIPTION                                   COUPON    MATURITY       VALUE
             MUNICIPAL BONDS  155.3%
             ALABAMA  3.4%
$   2,000    Birmingham Baptist Med Cent AL Baptist Hlth
             Sys Ser A...................................   5.875%   11/15/24   $   2,000,720
    5,000    Birmingham Baptist Med Cent AL Spl Care Fac
             Fin Auth Rev (MBIA Insd)....................   5.750    11/15/10       5,392,550
    3,000    Jefferson Cnty, AL Swr Rev Cap Impt Wts Ser
             A (FGIC Insd)...............................   5.000    02/01/33       2,853,030
    2,000    Jefferson Cnty, AL Swr Rev Cap Impt Wts Ser
             A (FGIC Insd)...............................   5.000    02/01/41       1,890,580
      288    Mobile, AL Indl Dev Brd Solid Waste Disp Rev
             Mobile Energy Svcs Co Proj Rfdg (a) (b).....   6.950    01/01/20          44,683
                                                                                -------------
                                                                                   12,181,563
                                                                                -------------
             ARIZONA  3.6%
    6,000    Arizona St Transn Brd Hwy Rev Sub Ser A
             Rfdg........................................   4.750    07/01/11       6,148,920
    3,000    Maricopa Cnty, AZ Sch Dist No 4 Rfdg (FSA
             Insd).......................................   5.000    07/01/12       3,190,410
    3,340    Pima Cnty, AZ Indl Dev Auth Indl Rev Lease
             Oblig Irvington Proj Tucson Ser A Rfdg (FSA
             Insd).......................................   7.250    07/15/10       3,504,161
                                                                                -------------
                                                                                   12,843,491
                                                                                -------------
             ARKANSAS  0.3%
    2,450    Arkansas St Cap Apprec College Savings......    *       06/01/16       1,198,662
                                                                                -------------

             CALIFORNIA  10.9%
    6,215    ABC CA Uni Sch Dist Cap Apprec (FGIC Insd)..    *       08/01/34         998,875
      460    California Rural Home Mtg Fin Auth Single
             Family Mtg Rev Ser B (GNMA
             Collateralized).............................   7.750    09/01/26         483,819
    6,000    California St Pub Wks Brd Lease Rev Dept of
             Corrections St Prisons Ser A Rfdg (AMBAC
             Insd).......................................   5.250    12/01/13       6,529,920

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2002 (Unaudited)

PAR
AMOUNT                                                                             MARKET
(000)        DESCRIPTION                                   COUPON    MATURITY       VALUE
             CALIFORNIA (CONTINUED)
$   2,000    California St Pub Wks Brd Lease Rev Dept of
             Corrections St Prisons Ser A Rfdg (AMBAC
             Insd).......................................   5.000%   12/01/19   $   2,041,080
   30,000    Foothill/Eastern Corridor Agy CA Toll Rd Rev
             Ser A.......................................    *       01/15/22       9,048,600
    1,000    Foothill/Eastern Corridor Agy CA Toll Rd Rev
             Sr Lien Ser A (Prerefunded @ 01/01/07)......   6.500    01/01/32       1,152,570
    1,175    Kings Cnty, CA Waste Mgmt Auth Solid Waste
             Rev.........................................   7.200    10/01/14       1,251,598
    9,500    Los Angeles, CA Dept Wtr & Pwr Elec Plant
             Rev Crossover Rfdg (FGIC Insd)..............   5.375    09/01/23       9,565,455
    9,000    Riverside Cnty, CA Asset Leasing Corp
             Leasehold Rev Riverside Cnty Hosp Proj (MBIA
             Insd).......................................    *       06/01/21       3,138,210
    5,700    Sacramento, CA City Fin Auth Rev Comb Proj B
             (MBIA Insd).................................    *       11/01/15       2,889,615
   10,225    Santa Ana, CA Uni Sch Dist Ctf Partn Cap
             Apprec Fin Proj (FSA Insd)..................    *       04/01/32       1,861,666
                                                                                -------------
                                                                                   38,961,408
                                                                                -------------
             COLORADO  7.0%
    4,290    Adams & Arapahoe Cntys, CO Jt Sch Dist Ser C
             (MBIA Insd).................................   5.750    12/01/08       4,735,216
    1,000    Arapahoe Cnty, CO Cap Impt Tr Fd Hwy Rev
             E-470 Proj Ser B (Prerefunded @ 08/31/05)...   6.950    08/31/20       1,156,320
    3,000    Arapahoe Cnty, CO Cap Impt Tr Fd Hwy Rev
             E-470 Proj Ser B (Prerefunded @ 08/31/05)...   7.000    08/31/26       3,473,700
    9,000    Arapahoe Cnty, CO Cap Impt Tr Fd Hwy Rev
             E-470 Proj Ser C (Prerefunded @ 08/31/05)...    *       08/31/26       1,690,290
    6,495    Colorado Springs, CO Utils Rev (Escrowed to
             Maturity)...................................   6.600    11/15/18       7,813,225
    6,000    Denver, CO City & Cnty Arpt Rev Ser C.......   6.600    11/15/04       6,198,600
                                                                                -------------
                                                                                   25,067,351
                                                                                -------------
             CONNECTICUT  0.8%
    2,500    Connecticut St Hlth & Edl Fac Auth Rev
             Nursing Home Pgm AHF/Hartford (Prerefunded @
             11/01/04)...................................   7.125    11/01/14       2,830,550
                                                                                -------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2002 (Unaudited)

PAR
AMOUNT                                                                             MARKET
(000)        DESCRIPTION                                   COUPON    MATURITY       VALUE
             FLORIDA  12.1%
$   1,985    Bay Cnty, FL Sch Brd Ctf Partn (Prerefunded
             @ 07/01/04) (AMBAC Insd)....................   6.750%   07/01/12   $   2,204,303
    3,500    Citrus Cnty, FL Hosp Brd Rev Citrus Mem Hosp
             Ser A Rfdg (FSA Insd).......................   6.500    08/15/12       3,614,940
    2,500    Dade Cnty, FL Wtr & Swr Sys Rev (FGIC
             Insd).......................................   5.250    10/01/21       2,529,750
    5,000    Escambia Cnty, FL Hlth Fac Auth Rev (AMBAC
             Insd).......................................   5.950    07/01/20       5,489,750
    1,225    Florida Hsg Fin Agy Single Family Mtg Ser A
             Rfdg (GNMA Collateralized)..................   6.650    01/01/24       1,281,791
    4,250    FSU Fin Assist Inc FL Ed & Athletic Fac Impt
             Rev (AMBAC Insd)............................   5.000    10/01/31       4,027,597
    2,000    Highlands Cnty, FL Hlth Fac Auth Rev Hosp
             Adventist/Sunbelt Ser A.....................   6.000    11/15/31       2,012,520
    3,000    Hillsborough Cnty, FL Cap Impt Pgm Rev
             Criminal Justice Fac Rfdg (FGIC Insd).......   5.250    08/01/16       3,033,060
    3,000    Hillsborough Cnty, FL Indl Dev Auth Pollutn
             Ctl Rev Tampa Elec Proj Rfdg................   8.000    05/01/22       3,102,150
    5,000    Jacksonville, FL Cap Impt Rev Stadium Proj
             Rfdg (AMBAC Insd)...........................   4.750    10/01/25       4,687,500
    6,760    Jacksonville, FL Port Auth Seaport Rev (MBIA
             Insd).......................................   5.700    11/01/30       6,935,692
    3,985    Pinellas Cnty, FL Hsg Fin Auth Single Family
             Mtg Rev Multi Cnty Pgm Ser A (GNMA
             Collateralized).............................   6.700    02/01/28       4,151,772
                                                                                -------------
                                                                                   43,070,825
                                                                                -------------
             GEORGIA  2.3%
    5,000    Georgia Muni Elec Auth Pwr Rev Ser B
             (Escrowed to Maturity) (FGIC Insd)..........   5.700    01/01/19       5,456,450
    2,700    Marietta, GA Dev Auth Rev First Mtg Life
             College Ser B (FSA Insd)....................   5.375    09/01/09       2,864,214
                                                                                -------------
                                                                                    8,320,664
                                                                                -------------
             HAWAII  3.0%
   10,430    Hawaii St Dept Budget & Fin Spl Purp Rev
             Hawaiian Elec Co Inc Ser A (MBIA Insd)......   5.650    10/01/27      10,669,264
                                                                                -------------

             ILLINOIS  11.8%
    7,500    Chicago, IL Brd Ed Cap Apprec Sch Reform B-1
             (FGIC Insd).................................    *       12/01/29       1,526,400
    3,500    Chicago, IL Cap Apprec (Prerefunded @
             07/01/05) (AMBAC Insd)......................    *       01/01/17       1,523,690

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2002 (Unaudited)

PAR
AMOUNT                                                                             MARKET
(000)        DESCRIPTION                                   COUPON    MATURITY       VALUE
             ILLINOIS (CONTINUED)
$  10,000    Chicago, IL Cap Apprec City Colleges (FGIC
             Insd).......................................    *       01/01/29   $   2,187,900
    6,000    Chicago, IL Lakefront Millenium Pkg Fac
             (MBIA Insd) (c)............................. 0/5.750%   01/01/29       4,921,500
    5,000    Chicago, IL O'Hare Intl Arpt Rev Gen Arpt
             Third Lien Ser A Rfdg (MBIA Insd)...........   5.375    01/01/32       4,869,450
    4,880    Chicago, IL Proj Ser A Rfdg (MBIA Insd).....   5.500    01/01/38       4,932,460
    2,000    Chicago, IL Spl Trans Rev (AMBAC Insd)......   5.500    01/01/13       2,159,360
    1,000    Chicago, IL Spl Trans Rev (AMBAC Insd)......   5.500    01/01/14       1,072,370
    3,000    Chicago, IL Wtr Rev Sr Lien (AMBAC Insd)....   5.000    11/01/31       2,834,460
    3,180    Illinois Hlth Fac Auth Rev Children's Mem
             Hosp (MBIA Insd)............................   6.250    08/15/13       3,672,773
    1,485    Illinois Hlth Fac Auth Rev Evangelical Hosp
             Ser A Rfdg (FSA Insd).......................   6.750    04/15/17       1,524,115
      825    Illinois Hlth Fac Auth Rev Evangelical Hosp
             Ser C (FSA Insd)............................   6.750    04/15/17         846,730
    1,000    Illinois Hlth Fac Auth Rev Highland Park
             Hosp Proj Ser A (Prerefunded @ 10/01/07)
             (MBIA Insd).................................   5.750    10/01/17       1,128,590
    2,070    Northern IL Univ Ctfs Partn Hoffman Estates
             Cent Proj (FSA Insd)........................   5.400    09/01/16       2,209,725
    5,000    Regional Trans Auth IL Ser A (AMBAC Insd)...   8.000    06/01/17       6,648,600
                                                                                -------------
                                                                                   42,058,123
                                                                                -------------
             INDIANA  1.2%
    2,280    Logansport, IN Sch Bldg Corp First Mtg (FGIC
             Insd).......................................   5.500    07/15/14       2,440,421
    2,000    Petersburg, IN Pollutn Ctl Rev IN Pwr &
             Lt..........................................   6.375    11/01/29       1,911,580
                                                                                -------------
                                                                                    4,352,001
                                                                                -------------
             KANSAS  0.8%
    2,520    Kansas St Dev Fin Auth Lease Juvenile
             Justice Auth Ser D (MBIA Insd)..............   5.250    05/01/13       2,682,641
                                                                                -------------

             KENTUCKY  0.2%
      500    Mount Sterling, KY Lease Rev KY League
             Cities Fdg Ser B............................   6.100    03/01/18         555,280
                                                                                -------------

             LOUISIANA  1.7%
    6,000    Saint Charles Parish, LA Solid Waste Disp
             Rev LA Pwr & Lt Co Proj (FSA Insd)..........   7.050    04/01/22       6,081,120
                                                                                -------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2002 (Unaudited)

PAR
AMOUNT                                                                             MARKET
(000)        DESCRIPTION                                   COUPON    MATURITY       VALUE
             MAINE  0.9%
$   3,000    Maine Ed Ln Mktg Corp Student Ln Rev Ser A4
             (Std Lns Gtd)...............................   5.950%   11/01/03   $   3,146,850
                                                                                -------------

             MARYLAND  1.9%
    7,000    Maryland St Trans Auth Arpt Baltimore/
             Washington Intl Arpt B (AMBAC Insd).........   5.125    03/01/24       6,908,930
                                                                                -------------

             MASSACHUSETTS  1.6%
    1,750    Massachusetts St Hlth & Ed Fac Auth Rev
             Hlthcare Sys Covenant Hlth..................   6.000    07/01/31       1,751,277
    1,000    Massachusetts St Indl Fin Agy Wtr Treatment
             Amern Hingham...............................   6.900    12/01/29       1,037,560
    1,000    Massachusetts St Indl Fin Agy Wtr Treatment
             Amern Hingham...............................   6.950    12/01/35       1,031,790
    1,940    Massachusetts St Wtr Res Auth Ser A (FSA
             Insd).......................................   4.750    08/01/27       1,789,728
                                                                                -------------
                                                                                    5,610,355
                                                                                -------------
             MICHIGAN  7.6%
    1,250    Battle Creek, MI Downtown Dev Auth Tax
             Increment Rev (Prerefunded @ 05/01/04)......   7.600    05/01/16       1,397,062
    5,450    Detroit, MI Convention Fac Rev Cobo Hall
             Expansion Rfdg (FSA Insd)...................   5.250    09/30/12       5,615,298
    5,000    Detroit, MI Downtown Dev Auth Tax Increment
             Rev Dev Area No. 1 Proj Ser C1 (Prerefunded
             @ 07/01/06).................................   6.250    07/01/25       5,687,650
    2,750    Detroit, MI Ser B Rfdg......................   7.000    04/01/04       2,968,322
    5,000    Michigan St Strategic Fd Detroit Edison
             Pollutn Ctrl B Rfdg.........................   5.650    09/01/29       4,912,800
    3,090    Troy, MI Downtown Dev Auth Rfdg & Dev (MBIA
             Insd).......................................   5.500    11/01/15       3,300,923
    3,600    Wayne Charter Cnty, MI Arpt Rev Detroit
             Metro Wayne Cnty Ser A (MBIA Insd)..........   5.000    12/01/28       3,395,916
                                                                                -------------
                                                                                   27,277,971
                                                                                -------------
             MISSISSIPPI  0.5%
    2,000    Mississippi Bus Fin Corp MS Pollutn Ctl Rev
             Sys Energy Res Inc Proj.....................   5.875    04/01/22       1,918,400
                                                                                -------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2002 (Unaudited)

PAR
AMOUNT                                                                             MARKET
(000)        DESCRIPTION                                   COUPON    MATURITY       VALUE
             MISSOURI  1.6%
$   2,395    Kansas City, MO Port Auth Fac Riverfront
             Park Proj Ser A.............................   5.750%   10/01/03   $   2,446,373
    2,195    Missouri St Hlth & Edl Fac Rev Univ MO
             Columbia Arena Proj.........................   5.000    11/01/16       2,245,836
    1,000    Missouri St Hlth & Edl Fac Rev Univ MO
             Columbia Arena Proj.........................   5.000    11/01/17       1,015,500
                                                                                -------------
                                                                                    5,707,709
                                                                                -------------
             NEBRASKA  1.7%
    6,000    Omaha Convention Hotel Corp NE Rev
             Convention Ctr First Tier Ser A (AMBAC
             Insd).......................................   5.125    04/01/32       5,904,960
                                                                                -------------

             NEVADA  2.2%
    6,800    Clark Cnty, NV Passenger Fac Charge Rev Las
             Vegas McCarran Intl Rfdg (MBIA Insd)........   4.750    07/01/22       6,335,560
    1,510    Nevada Hsg Div Single Family Pgm Mezz B
             (FHA/VA Gtd)................................   6.550    10/01/12       1,586,738
                                                                                -------------
                                                                                    7,922,298
                                                                                -------------
             NEW JERSEY  6.4%
    1,000    New Jersey Econ Dev Auth Econ Dev Rev
             Manahawkin Convalescent Ser A Rfdg (FHA
             Gtd)........................................   6.650    02/01/23       1,061,780
    2,500    New Jersey Econ Dev Auth Mkt Trans Fac Rev
             Sr Lien Ser A (Prerefunded @ 07/01/04) (MBIA
             Insd).......................................   5.800    07/01/09       2,722,950
    2,600    New Jersey Econ Dev Auth Trans Proj Sublease
             Ser B (FSA Insd)............................   5.750    05/01/09       2,896,478
    1,695    New Jersey Hlthcare Fac Fin Auth Rev Gen
             Hosp Cent at Passaic (Escrowed to Maturity)
             (FSA Insd)..................................   6.000    07/01/06       1,884,738
    2,500    New Jersey Hlthcare Fac Fin Auth Rev Gen
             Hosp Cent at Passaic (Escrowed to Maturity)
             (FSA Insd)..................................   6.750    07/01/19       3,004,525
    4,000    New Jersey St Trans Tr Fd Auth Trans Sys Ser
             A...........................................   5.750    06/15/16       4,449,480
    6,750    Salem Cnty, NJ Indl Pollutn Ctl Fin Auth Rev
             Pollutn Ctl Pub Svc Elec & Gas Ser A (MBIA
             Insd).......................................   5.450    02/01/32       6,796,237
                                                                                -------------
                                                                                   22,816,188
                                                                                -------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2002 (Unaudited)

PAR
AMOUNT                                                                             MARKET
(000)        DESCRIPTION                                   COUPON    MATURITY       VALUE
             NEW YORK  17.0%
$   2,650    Nassau Cnty, NY Indl Dev Agy Civic Fac Rev
             Hofstra Univ Proj Rfdg (MBIA Insd)..........   4.750%   07/01/28   $   2,451,833
    6,000    New York City Muni Wtr Fin Auth Wtr & Swr
             Sys Rev Ser A (FGIC Insd)...................   4.750    06/15/31       5,491,980
    7,270    New York City Ser A.........................   7.000    08/01/04       7,921,392
    5,700    New York City Ser E Rfdg....................   6.600    08/01/03       5,994,690
    5,000    New York City Ser G.........................   5.750    02/01/14       5,284,700
    7,575    New York St Dorm Auth Rev City Univ Sys Cons
             Ser A.......................................   5.625    07/01/16       8,330,531
    2,000    New York St Dorm Auth Rev City Univ Third
             Gen Res Ser 2 (Prerefunded @ 07/01/04) (MBIA
             Insd).......................................   6.250    07/01/19       2,169,940
    5,620    New York St Dorm Auth Rev St Univ Ed Fac Ser
             A (MBIA Insd)...............................   4.750    05/15/25       5,264,647
    5,885    New York St Energy Resh & Dev Auth Fac Rev..   7.125    12/01/29       6,559,480
    2,310    New York St Med Care Fac Fin Agy Rev Saint
             Peter's Hosp Proj Ser A (AMBAC Insd)........   5.375    11/01/13       2,381,240
    3,130    New York St Urban Dev Corp Rev Correctional
             Fac Ser A Rfdg..............................   5.500    01/01/16       3,252,884
    5,000    New York St Urban Dev Corp Rev St Fac Rfdg..   5.700    04/01/20       5,432,550
                                                                                -------------
                                                                                   60,535,867
                                                                                -------------
             OHIO  4.8%
    1,150    Cuyahoga Cnty, OH Hosp Fac Rev Canton Inc
             Proj........................................   7.500    01/01/30       1,242,943
    2,000    Cuyahoga Cnty, OH Multi-Family Rev Hsg Dale
             Brdg Apt (GNMA Collateralized)..............   6.600    10/20/30       2,084,700
    3,540    Franklin Cnty, OH Hosp Rev & Impt Doctor's
             Hosp Proj Rfdg (Escrowed to Maturity).......   5.875    12/01/23       3,632,783
      975    Miami Cnty, OH Hosp Fac Rev Upper Vly Med
             Cent Ser C Rfdg & Impt......................   5.600    05/15/02         975,897
    5,130    Muskingum Cnty, OH Hosp Fac Rev Bethesda
             Care Sys Rfdg & Impt (Connie Lee Insd)......   6.250    12/01/10       5,675,216
    2,000    Ohio St Wtr Dev Auth Pollutn Ctl Fac Rev OH
             Edison Co Proj Rfdg.........................   5.950    05/15/29       2,003,660
    1,590    Toledo Lucas Cnty, OH Port Auth Dev Rev
             Northwest OH Bond Fd Ser C..................   6.600    11/15/15       1,571,747
                                                                                -------------
                                                                                   17,186,946
                                                                                -------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2002 (Unaudited)

PAR
AMOUNT                                                                             MARKET
(000)        DESCRIPTION                                   COUPON    MATURITY       VALUE
             OKLAHOMA  0.5%
$   1,500    Jenks, OK Aquarium Auth Rev First Mtg (MBIA
             Insd).......................................   6.100%   07/01/30   $   1,621,335
                                                                                -------------

             OREGON  2.3%
    2,745    Oregon St Dept Admin Ser A (Prerefunded @
             11/01/05) (MBIA Insd).......................   5.250    11/01/10       2,984,364
    5,000    Oregon St Dept Admin Ser C Rfdg (MBIA
             Insd).......................................   5.250    11/01/18       5,135,100
                                                                                -------------
                                                                                    8,119,464
                                                                                -------------
             PENNSYLVANIA  7.2%
    5,000    Philadelphia, PA (FSA Insd).................   5.000    09/15/31       4,759,700
    5,000    Philadelphia, PA Auth for Indl Ser B (FSA
             Insd).......................................   5.125    10/01/26       4,910,950
    9,450    Philadelphia, PA Gas Wks Rev Ser 14 Rfdg
             (FSA Insd)..................................   6.250    07/01/08      10,055,084
    2,525    Philadelphia, PA Gas Wks Rev Ser 14 Rfdg
             (FSA Insd)..................................   6.375    07/01/26       2,672,157
    1,370    Philadelphia, PA Hosp & Higher Ed Fac Auth
             Rev Cmnty College Ser B Rfdg (MBIA Insd)....   6.500    05/01/08       1,567,828
    1,645    Ridley Park, PA Hosp Auth Rev Taylor Hosp
             Ser A (Escrowed to Maturity)................   6.000    12/01/05       1,748,915
                                                                                -------------
                                                                                   25,714,634
                                                                                -------------
             RHODE ISLAND  0.3%
    1,050    Rhode Island St Hlth & Ed Bldg Corp Rev
             Higher Ed Fac Roger Williams (Prerefunded @
             11/15/04) (Connie Lee Insd).................   7.200    11/15/14       1,191,341
                                                                                -------------

             SOUTH CAROLINA  0.6%
    1,015    Rock Hill, SC Util Sys Rev Comb Ser C Rfdg
             (FSA Insd)..................................   5.000    01/01/11       1,077,605
    1,070    Rock Hill, SC Util Sys Rev Comb Ser C Rfdg
             (FSA Insd)..................................   5.000    01/01/12       1,126,432
                                                                                -------------
                                                                                    2,204,037
                                                                                -------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2002 (Unaudited)

PAR
AMOUNT                                                                             MARKET
(000)        DESCRIPTION                                   COUPON    MATURITY       VALUE
             TENNESSEE  1.9%
$   2,500    Johnson City, TN Hlth & Ed Fac Brd Hosp Rev
             First Mtg Mtn St Hlth Ser A Rfdg (MBIA
             Insd).......................................   7.500%   07/01/25   $   3,037,525
   14,175    Johnson City, TN Hlth & Ed Facs Brd Hosp Rev
             Cap Apprec First Mtg Ser A Rfdg (MBIA
             Insd).......................................    *       07/01/26       3,567,848
      115    Tennessee Hsg Dev Agy Mtg Fin Ser A.........   7.125    07/01/26         118,866
                                                                                -------------
                                                                                    6,724,239
                                                                                -------------
             TEXAS  14.1%
    3,815    Alliance Arpt Auth Inc TX Spl Fac Rev Amern
             Airl Inc Proj...............................   7.500    12/01/29       3,555,733
    2,000    Brazos River Auth TX Pollutn Ctl Rev Adj TX
             Elec Co Proj Ser C Rfdg.....................   5.750    05/01/36       2,024,360
    5,000    Dallas-Fort Worth, TX Intl Arpt Rev Jt Ser A
             Impt & Rfdg (FGIC Insd).....................   5.500    11/01/31       4,960,300
    7,170    Dallas, TX Rev Spl Tax Ser A (AMBAC Insd)...   4.750    08/15/27       6,499,462
    2,345    Denton Cnty, TX Perm Impt...................   5.500    07/15/19       2,415,796
    1,000    Gulf Coast Waste Disp Auth Texwaste Valero
             Energy Corp Proj............................   6.650    04/01/32       1,043,820
    2,250    Harris Cnty, TX Hlth Fac Dev Corp Hosp Rev
             Hermann Hosp Proj (Prerefunded @ 10/01/04)
             (MBIA Insd).................................   6.375    10/01/24       2,475,158
    1,000    Harris Cnty, TX Hlth Fac Dev Corp Hosp Rev
             Mem Hermann Hlthcare Ser A..................   6.375    06/01/29       1,041,440
    3,000    Houston, TX Arpt Sys Rev Sub Lien Ser A (FSA
             Insd).......................................   5.625    07/01/30       3,027,090
    1,275    Matagorda Cnty, TX Navig Dist No 1 Rev
             Houston Lt & Pwr Ser A Rfdg (AMBAC Insd)....   6.700    03/01/27       1,305,179
    5,000    Matagorda Cnty, TX Navig Dist No 1 Rev
             Houston Ltg Rfdg (AMBAC Insd)...............   5.125    11/01/28       4,764,800
    2,000    Metropolitan Hlth Fac Dev Corp TX Wilson N
             Jones Mem Hosp Proj.........................   7.250    01/01/31       2,076,500
    6,000    North Cent, TX Hlth Fac Dev Hosp Baylor
             Hlthcare Sys Proj Ser A.....................   5.125    05/15/29       5,648,940
    6,185    Round Rock, TX Indp Sch Dist (PSF Gtd)......   4.500    08/01/20       5,613,630
    3,960    Stafford, TX Econ Dev Corp. (FGIC Insd).....   5.500    09/01/30       4,051,872
                                                                                -------------
                                                                                   50,504,080
                                                                                -------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2002 (Unaudited)

PAR
AMOUNT                                                                             MARKET
(000)        DESCRIPTION                                   COUPON    MATURITY       VALUE
             UTAH  0.6%
$   4,950    Intermountain Pwr Agy UT Pwr Supply Rev Ser
             A Rfdg (Escrowed to Maturity) (FGIC Insd)...    *       07/01/17   $   2,272,001
                                                                                -------------

             VIRGINIA  1.0%
    2,000    Loudoun Cnty, VA Ctfs Partn (FSA Insd)......   6.900%   03/01/19       2,175,520
    1,500    Virginia St Hsg Dev Auth Multi-Family Ser E
             Rfdg........................................   5.900    11/01/17       1,537,710
                                                                                -------------
                                                                                    3,713,230
                                                                                -------------
             WASHINGTON  11.8%
    9,000    Chelan Cnty, WA Pub Util Dist No 1 Cons Rev
             Chelan Hydro Ser A (MBIA Insd)..............   5.600    01/01/36       9,047,700
    2,245    King Cnty, WA Ser B.........................   6.625    12/01/15       2,525,715
      255    King Cnty, WA Ser B (Prerefunded @
             12/01/07)...................................   6.625    12/01/15         300,135
    5,000    King Cnty, WA Ser B Rfdg....................   5.900    12/01/14       5,425,050
    4,000    Port Seattle, WA Rev Ser A (FGIC Insd)......   5.000    04/01/31       3,775,360
    5,000    Seattle, WA Mun Lt & Pwr Rev Impt Rfdg (FSA
             Insd).......................................   5.500    03/01/10       5,452,550
    4,000    Washington St Pub Pwr Supply Ser A Rfdg
             (FGIC Insd).................................   7.000    07/01/08       4,681,000
   10,000    Washington St Pub Pwr Supply Sys Nuclear
             Proj No 1 Rev Ser A Rfdg (AMBAC Insd).......   5.700    07/01/09      10,821,900
                                                                                -------------
                                                                                   42,029,410
                                                                                -------------
             WEST VIRGINIA  3.9%
    5,920    Harrison Cnty, WV Cnty Cmnty Solid Waste
             Disp Rev West PA Pwr Co Ser C (AMBAC
             Insd).......................................   6.750    08/01/24       6,407,986
    4,000    Marshall Cnty, WV Pollutn Ctl Rev OH Pwr Co
             Proj Ser C Rfdg (MBIA Insd).................   6.850    06/01/22       4,093,920
    3,000    West Virginia St Wtr Dev Auth Wtr Dev Rev Ln
             Pgm II Ser A (Prerefunded @ 11/01/04) (FSA
             Insd).......................................   6.750    11/01/33       3,367,140
                                                                                -------------
                                                                                   13,869,046
                                                                                -------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2002 (Unaudited)

PAR
AMOUNT                                                                             MARKET
(000)        DESCRIPTION                                   COUPON    MATURITY       VALUE
             WISCONSIN  1.9%
$   2,000    Wisconsin St Hlth & Ed Fac Auth Rev
             Children's Hosp (FGIC Insd).................   5.000%   08/15/10   $   2,045,800
    2,675    Wisconsin St Hlth & Ed Fac Auth Rev FH
             Hlthcare Dev Inc Proj.......................   6.250    11/15/28       2,678,718
    2,250    Wisconsin St Hlth & Ed Fac Froedert & Cmnty
             Hlth Oblig..................................   5.375    10/01/30       2,107,103
                                                                                -------------
                                                                                    6,831,621
                                                                                -------------
             PUERTO RICO  3.9%
    7,000    Puerto Rico Comwlth Hwy & Trans Auth Hwy Rev
             Ser Y Rfdg (FSA Insd).......................   6.250    07/01/21       8,208,830
    5,000    Puerto Rico Pub Bldgs Auth Gtd Pub Ed Hlth
             Fac Rfdg Ser M (MBIA Insd)..................   5.600    07/01/08       5,566,100
                                                                                -------------
                                                                                   13,774,930
                                                                                -------------
TOTAL LONG-TERM INVESTMENTS  155.3%
  (Cost $521,817,243)........................................................     554,378,785
SHORT-TERM INVESTMENTS  4.6%
  (Cost $16,465,000).........................................................      16,465,000
                                                                                -------------

TOTAL INVESTMENTS  159.9%
  (Cost $538,282,243)........................................................     570,843,785
OTHER ASSETS IN EXCESS OF LIABILITIES  3.2%..................................      11,290,353

PREFERRED SHARES  (63.1%)....................................................    (225,097,301)
                                                                                -------------

NET ASSETS APPLICABLE TO COMMON SHARES  100.0%...............................   $ 357,036,837
                                                                                =============

 * Zero coupon bond

(a) Non-income producing security.

(b) Issuer has filed for protection in federal bankruptcy court.

(c) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

AMBAC--AMBAC Indemnity Corp.
Connie Lee--Connie Lee Insurance Co.
FGIC--Financial Guaranty Insurance Co.
FHA--Federal Housing Administration
FHA/VA--Federal Housing Administration/Department of Veterans Affairs
FSA--Financial Security Assurance Inc.
GNMA--Government National Mortgage Association
MBIA--Municipal Bond Investors Assurance Corp.
PSF--Public School Fund
Std Lns--Student Loans

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
April 30, 2002 (Unaudited)

ASSETS:
Total Investments (Cost $538,282,243).......................  $570,843,785
Cash........................................................        35,238
Receivables:
  Interest..................................................     8,825,728
  Investments Sold..........................................     3,171,187
Other.......................................................         3,504
                                                              ------------
    Total Assets............................................   582,879,442
                                                              ------------
LIABILITIES:
Payables:
  Investment Advisory Fee...................................       285,149
  Administrative Fee........................................        95,050
  Affiliates................................................        11,095
Trustees' Deferred Compensation and Retirement Plans........       179,093
Accrued Expenses............................................       174,917
                                                              ------------
    Total Liabilities.......................................       745,304
Preferred Shares............................................   225,097,301
                                                              ------------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $357,036,837
                                                              ============
NET ASSET VALUE PER COMMON SHARE
  ($357,036,837 divided by 23,555,115 shares outstanding)...  $      15.16
                                                              ============
NET ASSETS CONSIST OF:
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 23,555,115 shares issued and
  outstanding)..............................................  $    235,551
Paid in Surplus.............................................   348,118,080
Net Unrealized Appreciation.................................    32,561,542
Accumulated Undistributed Net Investment Income.............     3,478,930
Accumulated Net Realized Loss...............................   (27,357,266)
                                                              ------------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $357,036,837
                                                              ============
PREFERRED SHARES ($.01 par value, authorized 100,000,000
  shares, 9,000 issued with liquidation preference of
  $25,000 per share)........................................  $225,000,000
                                                              ============
NET ASSETS INCLUDING PREFERRED SHARES.......................  $582,036,837
                                                              ============

See Notes to Financial Statements

Statement of Operations
For the Six Months Ended April 30, 2002 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $ 15,994,016
                                                              ------------
EXPENSES:
Investment Advisory Fee.....................................     1,733,542
Administrative Fee..........................................       577,848
Preferred Share Maintenance.................................       291,560
Trustees' Fees and Related Expenses.........................        27,563
Legal.......................................................        26,034
Custody.....................................................        16,751
Other.......................................................       132,180
                                                              ------------
    Total Expenses..........................................     2,805,478
                                                              ------------
NET INVESTMENT INCOME.......................................  $ 13,188,538
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $    936,721
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    46,251,396
  End of the Period.........................................    32,561,542
                                                              ------------
Net Unrealized Depreciation During the Period...............   (13,689,854)
                                                              ------------
NET REALIZED AND UNREALIZED LOSS............................  $(12,753,133)
                                                              ============
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS.....................  $ (1,626,894)
                                                              ============
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $ (1,191,489)
                                                              ============

                                               See Notes to Financial Statements

Statements of Changes in Net Assets
(Unaudited)

                                                    SIX MONTHS ENDED       YEAR ENDED
                                                     APRIL 30, 2002     OCTOBER 31, 2001
                                                    ------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..............................   $ 13,188,538        $ 26,698,157
Net Realized Gain..................................        936,721           6,544,482
Net Unrealized Appreciation/Depreciation During the
  Period...........................................    (13,689,854)         22,768,931
Distributions to Preferred Shareholders:
  Net Investment Income............................     (1,626,894)         (7,292,501)
                                                      ------------        ------------
Change in Net Assets from Operations...............     (1,191,489)         48,719,069

Distributions to Common Shareholders:
  Net Investment Income............................    (11,023,378)        (18,148,564)
                                                      ------------        ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.......................................    (12,214,867)         30,570,505

NET ASSETS:
Beginning of the Period............................    369,251,704         338,681,199
                                                      ------------        ------------
End of the Period (Including accumulated
  undistributed net investment income of $3,478,930
  and $2,375,987, respectively)....................   $357,036,837        $369,251,704
                                                      ============        ============

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                SIX MONTHS
                                                  ENDED
                                                APRIL 30,    ----------------------------
                                                 2002 (A)     2001      2000       1999
                                                -----------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD (B)...  $ 15.68     $ 14.38   $ 13.80   $  15.64
                                                 -------     -------   -------   --------
  Net Investment Income........................      .56        1.13      1.15       1.14
  Net Realized and Unrealized Gain/Loss........     (.54)       1.25       .63      (1.86)
  Common Share Equivalent of Distributions Paid
    to Preferred Shareholders:
    Net Investment Income......................     (.07)       (.31)     (.39)      (.31)
    Net Realized Gain..........................      -0-         -0-       -0-        -0-
                                                 -------     -------   -------   --------
Total from Investment Operations...............     (.05)       2.07      1.39      (1.03)
Less Distributions Paid to Common Shareholders:
    Net Investment Income......................      .47         .77       .81        .81
    Net Realized Gain..........................      -0-         -0-       -0-        -0-
                                                 -------     -------   -------   --------
NET ASSET VALUE, END OF THE PERIOD.............  $ 15.16     $ 15.68   $ 14.38   $  13.80
                                                 =======     =======   =======   ========
Common Share Market Price at End of the
  Period.......................................  $ 14.01     $ 13.78   $ 12.25   $12.0625
Total Return (c)...............................    5.11%*     19.22%     8.56%    -13.29%
Net Assets at End of the Period (In
  millions)....................................  $ 357.0     $ 369.3   $ 338.7   $  325.1
Ratio of Expenses to Average Net Assets
  Applicable to Common Shares (d)..............    1.58%       1.63%     1.77%      1.67%
Ratio of Net Investment Income to Average Net
  Assets Applicable to Common Shares (d).......    7.44%       7.49%     8.36%      7.56%
Portfolio Turnover.............................      15%*        30%       25%        35%
SUPPLEMENTAL RATIOS:
Ratio of Expenses to Average Net Assets
  Including Preferred Shares (d)...............     .97%       1.00%     1.05%      1.02%
Ratio of Net Investment Income to Average Net
  Assets Applicable to Common Shares (e).......    6.52%       5.44%     5.55%      5.50%
SENIOR SECURITIES:
Total Preferred Shares Outstanding.............    9,000       9,000     9,000      9,000
Asset Coverage Per Preferred Share (f).........  $64,682     $66,028   $62,631   $ 61,123
Involuntary Liquidating Preference Per
  Preferred Share..............................  $25,000     $25,000   $25,000   $ 25,000
Average Market Value Per Preferred Share.......  $25,000     $25,000   $25,000   $ 25,000

 * Non-Annualized

(a) As required, effective November 1, 2001, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the six months ended April 30, 2002 was to increase the ratio of net investment income to average net assets applicable to common shares by .07%. Net investment income per share and net realized and unrealized gains and losses per share were unaffected by the adjustments. Per share, ratios, and supplemental data for the periods prior to April 30, 2002 have not been restated to reflect this change.

(b) Net Asset Value at March 26, 1993, is adjusted for common and preferred share offering costs of $.211 per common share.

(c) Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.

(d) Ratios do not reflect the effect of dividend payments to preferred shareholders.

(e) Ratios reflect the effect of dividend payments to preferred shareholders.

(f) Calculated by subtracting the Trust's total liabilities (not including the preferred shares) from the Trust's total assets and dividing this by the number of preferred shares outstanding.

                                                            MARCH 26, 1993
                                                            (COMMENCEMENT
YEAR ENDED OCTOBER 31,                                      OF INVESTMENT
--------------------------------------------------------    OPERATIONS) TO
      1998       1997       1996       1995       1994     OCTOBER 31, 1993
---------------------------------------------------------------------------
    $  15.14   $  14.50   $  14.37   $  12.90   $  16.43       $  14.79
    --------   --------   --------   --------   --------       --------
        1.14       1.16       1.17       1.18       1.18            .64
         .51        .63        .13       1.57      (3.34)          1.49
        (.34)      (.34)      (.34)      (.38)      (.24)          (.11)
         -0-        -0-        -0-        -0-       (.04)           -0-
    --------   --------   --------   --------   --------       --------
        1.31       1.45        .96       2.37      (2.44)          2.02
         .81        .81        .83        .90        .91            .38
         -0-        -0-        -0-        -0-        .18            -0-
    --------   --------   --------   --------   --------       --------
    $  15.64   $  15.14   $  14.50   $  14.37   $  12.90       $  16.43
    ========   ========   ========   ========   ========       ========
    $  14.75   $13.5625   $ 12.375   $  12.75   $  10.75       $  15.25
      15.10%     16.61%      3.70%     27.67%    -23.52%          4.25%*
    $  368.5   $  356.6   $  341.5   $  338.4   $  303.9       $  386.9
       1.67%      1.70%      1.77%      1.80%      1.70%          1.46%
       7.41%      7.93%      8.15%      8.67%      8.01%          6.72%
         24%        32%        42%        50%        79%            66%*
       1.03%      1.03%      1.06%      1.06%      1.03%          1.00%
       5.21%      5.61%      5.78%      5.90%      6.39%          5.59%
       4,500      4,500      4,500      4,500      4,500          4,500
    $131,890   $129,243   $125,881   $125,198   $117,532       $135,985
    $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000       $ 50,000
    $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000       $ 50,000

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

April 30, 2002 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Value Municipal Income Trust (the "Trust") is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. The Trust will invest in a portfolio consisting substantially of municipal obligations rated investment grade at the time of investment. The Trust commenced investment operations on March 26, 1993.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At April 30, 2002, there were no when-issued or delayed delivery purchase commitments.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Bond premium is amortized and discount is accreted over the expected life of each applicable security.

NOTES TO
FINANCIAL STATEMENTS

April 30, 2002 (Unaudited)

    As required, effective November 1, 2001, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. Prior to November 1, 2001, the Trust did not accrete market discount on fixed income securities. The cumulative effect of this accounting change had no impact on total net assets of the Trust, but resulted in a $564,677 increase in cost of securities and a corresponding $564,677 decrease in net unrealized appreciation, based on securities held by the Trust on November 1, 2001.

    The effect of this change for the six months ended April 30, 2002 was to increase net investment income by $118,672, increase net unrealized depreciation by $55,092, and decrease net realized gains by $63,580. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 2001, the Trust had an accumulated capital loss carry forward for tax purposes of $28,293,987 which will expire between October 31, 2002 and October 31, 2007. Of this amount, $853,620 will expire on October 31, 2002.

    At April 30, 2002, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................  $537,662,474
                                                              ============
Gross tax unrealized appreciation...........................  $ 35,047,288
Gross tax unrealized depreciation...........................     1,865,977
                                                              ------------
Net tax unrealized appreciation on investments..............  $ 33,181,311
                                                              ============

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

NOTES TO
FINANCIAL STATEMENTS

April 30, 2002 (Unaudited)

F. RECLASSIFICATIONS In accordance with the provisions of EITF D-98, "Classification and Measurement of Redeemable Securities", effective for the current period, the Trust has reclassified its Auction Preferred Shares ("APS") outside of permanent equity in the Net Assets section of the Statement of Assets and Liabilities. In addition, distributions to APS shareholders are now classified as a component of the "Decrease in Net Assets from Operations" on the Statement of Operations and the Statement of Changes in Net Assets and as a component of the "Total from Investment Operations" on the Financial Highlights. Prior year amounts presented have been reclassified to conform to this period's presentation. This change has no impact on the net assets applicable to common shares of the Trust.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .60% of the average daily net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to Van Kampen Investments Inc. or its affiliates (collectively "Van Kampen"), the Trust's Administrator, at an annual rate of ..05% of the average daily net assets of the Trust. Effective May 15, 2002, this fee was reduced from .20% to .05% of the average daily net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

    For the six months ended April 30, 2002, the Trust recognized expenses of approximately $16,900 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Trust. The Adviser allocates the cost of such services to each trust. For the six months ended April 30, 2002, the Trust recognized expenses of approximately $26,500 representing Van Kampen's cost of providing accounting and legal services to the Trust, which are reported as part of "other" and "legal" expenses, respectively, in the Statement of Operations.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust has implemented deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation

NOTES TO
FINANCIAL STATEMENTS

April 30, 2002 (Unaudited)

plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $85,872,134 and $104,226,201, respectively.

4. PREFERRED SHARES

The Trust has outstanding 9,000 Auction Preferred Shares ("APS") in five series. Series A, B, C and D each contain 2,000 shares and Series E contains 1,000 shares. Dividends are cumulative and the dividend rate is periodically reset through an auction process. The dividend period for Series A and E is seven days. The dividend period for Series B, C and D is 28 days. The average rate in effect on April 30, 2002 was 1.508%. During the six months ended April 30, 2002, the rates ranged from 0.950% to 2.00%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of "Preferred Share Maintenance" expense in the Statement of Operations.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN VALUE MUNICIPAL INCOME TRUST

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
THEODORE A. MYERS
RICHARD F. POWERS, III* - Chairman
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN *

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
c/o EquiServe
P.O. Box 43011
Providence, Rhode Island 02940-3011

LEGAL COUNSEL

SKADDEN, ARPS, SLATE
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2002 Van Kampen Funds Inc. All rights reserved.
VKV SAR 6/02                                                   Member NASD/SIPC.
                                                                 6164F02-AS-6/02